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                                                                    EXHIBIT 10.1


                         CONSENT, WAIVER AND AMENDMENT


                                       November 5, 1996


NATIONAL PROPANE, L.P.
Suite 1700
IES Tower
200 First Street
Cedar Rapids, Iowa 52401

Ladies and Gentlemen:

          Reference is hereby made to (i) the Credit Agreement dated as of June 26, 1996 by and among National Propane, L.P. (the "Company"), The First National Bank of Boston, as Administrative Agent and a Lender (the "Administrative Agent"), Bank of America NT & SA, as a Lender, and BA Securities, Inc., as Syndication Agent (the "Credit Agreement"); (ii) the several Note Agreements dated as of June 26, 1996 among the Company, National Propane Corporation, National Propane SGP, Inc. and the investors name therein (the "Note Holders") (the "Note Agreements"); (iii) that certain Letter dated as of July 2, 1996 of the Company, accepted and agreed to by the Administrative Agent and incorporated in the Note Agreements as Exhibit R thereto (the "Side Letter"); (iv) the Intercreditor and Trust Agreement dated as of June 26, 1996 among the Company, National Propane Partners, L.P., National Propane Corporation, The Bank of New York, as Trustee (the "Trustee"), the Note Holders, the Banks party thereto and certain other parties party thereto from time to time (the "Trust Agreement"); and (v) the Pledge and Security Agreement dated as of June 26, 1996 among the Company, National Propane Corporation, the Trustee, and other parties party thereto from time to time (the "Security Agreement"). All capitalized terms not defined herein shall have the meanings assigned to them in the Credit Agreement and the Note Agreements.

          Paragraph (v) of the Side Letter required the Company, within ninety
(90) days from the date of the Closing, to (A) use reasonable efforts to provide or cause to be provided to the Lenders and Note Holders legal descriptions for all leased properties (those leasehold properties for which legal descriptions have been obtained, the "Included Properties") and (B) provide or cause to be provided to the Lenders legal descriptions for certain Required Properties (as defined therein), excluding the Required Properties listed in the proviso thereto (together with all other leased real




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properties that are not Required Properties or Included Properties, the
"Excluded Properties").

          The obligations of the Company in paragraph (v) of the Side Letter reflects the fact that Uniform Commercial Code and other filings with respect to fixtures (the "Fixture Filings") located at the leased real property of the Company could not be made until legal descriptions for such properties, which had not been obtained as of the Closing Date, were obtained. In addition, Paragraph (v) of the Side Letter reflects the intention of the Note Holders and the Lenders to relieve the Company from the obligation to make Fixture Filings and perfect a security interest in fixtures located at Excluded Properties for which legal descriptions were not obtained despite the use by the Company of its reasonable efforts to obtain the same.

          Notwithstanding the Side Letter, the Credit Agreement, the Note Agreements and the Security Agreement contain provisions requiring the Company to have made all the Fixture Filings (including, without limitation, with respect to fixtures located at the Excluded Properties) on or prior to the Closing Date in order to create a valid and duly perfected security interest in favor of the Trustee in all such Collateral.

          In addition, notwithstanding the Side Letter, Section 4.14 of the Security Agreement requires the Company, within 120 days after the Closing Date, to deliver to the Trustee a certificate executed by a financial officer of the Company setting forth, with respect to each filing, recording or registration contemplated by Section 4.01 thereof (including, without limitation, Fixture Filings with respect to the Included Properties, the Required Properties and the Excluded Properties), the filing office date and file number thereof and attaching true, correct and complete acknowledgment copies of each such filing, recording or registration (the "Filing Certificate").

          Accordingly, for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, each of the undersigned Note Holders, constituting collectively the Required Holders, each of the undersigned Lenders, constituting collectively the Required Lenders (and together with the Required Holders, constituting collectively the Requisite Percentage (as defined in the Trust Agreement)), and the Trustee, hereby agree, consent, waive and amend all provisions of the Credit Agreement, the Note Agreements, the Security Agreement and each other Operative Agreement to give effect to the following:

          1. The Company shall not be required to make Fixture Filings with respect to the Excluded Properties for which legal descriptions have not been obtained as of the date hereof; and

          2. The Company shall have (x) 60 days from the date hereof to make Fixture Filings with respect to the Included Properties and






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               the Required Properties (other than the Excluded Properties)
               and (y) 120 days from the date hereof to deliver the Filing Certificate.

          In addition, the undersigned Note Holders, Lenders and Trustee hereby waive any Default, Potential Event of Default or Event of Default resulting from the failure of the Company to take the actions referred to in the foregoing paragraph on or prior to the dates required therefor in the Credit Agreement, the Note Agreements and the Security Agreement, provided, that the Company files the Fixture Filings with respect to the Included Property and the other Required Properties (other than the Excluded Properties) within 60 days from the date hereof and delivers the Filing Certificate to the Trustee within 120 days from the date hereof.

          Each of the Note Holders represents and warrants to the Company that it is the registered owner of the principal amount of Notes set forth below its name on the signature pages hereto. Each of the Lenders represents and warrants to the Company that it is the holder of the aggregate principal amount of outstanding Loans, aggregate amount of letter of credit exposure and aggregate amount of unused Commitments set forth below its name on the signature pages hereto.

          This Consent, Waiver and Amendment shall become effective as of the date first above written when the Company shall have received counterparts of this Consent, Waiver and Amendment that, when taken together, bear the signatures of the Company, the Required Holders, the Required Lenders, the Requisite Percentage and the Trustee.

          This Consent, Waiver and Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          This Consent, Waiver and Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute the same instrument.






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          If you are in agreement with the foregoing, please sign the form of acceptance in the space provided below.

                                       Very truly yours,

                                       REQUIRED LENDERS:

                                       THE FIRST NATIONAL BANK OF BOSTON



                                       By: /s/ Michael P. Hannon
                                          _________________________________
                                          Name: Michael P. Hannon
                                          Title: Director
                                          Principal Amount of outstanding
                                           Loans: $1,049,090.90
                                          Aggregate amount of Letter of Credit
                                           Exposure: 0
                                          Aggregate amount of Unused
                                           Commitments: $18,950,909.10


                                       BANK OF AMERICA NT & SA


                                       By:
                                          _________________________________
                                          Name:
                                          Title:
                                          Principal Amount of outstanding
                                           Loans:
                                          Aggregate amount of Letter of Credit
                                           Exposure:
                                          Aggregate amount of Unused
                                           Commitments:






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          If you are in agreement with the foregoing, please sign the form of acceptance in the space provided below.

                                       Very truly yours,

                                       REQUIRED LENDERS:

                                       THE FIRST NATIONAL BANK OF BOSTON



                                       By:
                                          _________________________________
                                          Name:
                                          Title:
                                          Principal Amount of outstanding
                                           Loans:
                                          Aggregate amount of Letter of Credit
                                           Exposure:
                                          Aggregate amount of Unused
                                           Commitments:


                                       BANK OF AMERICA NT & SA


                                       By: /s/ David E. Sisler
                                          _________________________________
                                          Name: David E. Sisler
                                          Title: Vice President
                                          Principal Amount of outstanding
                                           Loans: $1,049,090.90
                                          Aggregate amount of Letter of Credit
                                           Exposure: 0
                                          Aggregate amount of Unused
                                           Commitments: $18,950,909.10






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                                       UNION BANK OF CALIFORNIA, N.A.


                                       By: /s/ Walter M. Roth
                                          _________________________________
                                          Name: Walter M. Roth
                                          Title: Vice President
                                          Principal Amount of outstanding
                                           Loans: $786,818.20
                                         Aggregate amount of Letter of Credit
                                           Exposure: 0
                                          Aggregate amount of Unused
                                           Commitments: $14,213,181.80








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                                       REQUIRED HOLDERS:

                                       CONNECTICUT GENERAL LIFE
                                       INSURANCE COMPANY

                                       By: CIGNA INVESTMENTS, INC.




                                       By: /s/ James G. Schelling
                                          ________________________________
                                          Name: James G. Schelling
                                          Title: Managing Director
                                          Principal Amount of Notes: $15,000,000


                                       CONNECTICUT GENERAL LIFE
                                       INSURANCE COMPANY, on behalf
                                       of its Separate Account 66

                                       By: CIGNA INVESTMENTS, INC.




                                       By: /s/ James G. Schelling
                                          ________________________________
                                          Name: James G. Schelling
                                          Title: Managing Director
                                          Principal Amount of Notes: $3,000,000


                                       LIFE INSURANCE COMPANY OF
                                       NORTH AMERICA

                                       By: CIGNA INVESTMENTS, INC.




                                       By: /s/ James G. Schelling
                                          ________________________________
                                          Name: James G. Schelling
                                          Title: Managing Director
                                          Principal Amount of Notes: $3,000,000





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                                       TEACHERS INSURANCE AND ANNUITY
                                        ASSOCIATION OF AMERICA




                                       By: /s/ John Litchfield
                                          ________________________________
                                          Name: John Litchfield
                                          Title: Director--Private Placements
                                          Principal Amount of Notes: $21,000,000






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                                       THE NORTHWESTERN MUTUAL LIFE
                                        INSURANCE COMPANY




                                       By: /s/ Richard A. Strait
                                          ________________________________
                                          Name: Richard A. Strait
                                          Title: Vice President
                                          Principal Amount of Notes: $23,000,000









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                                       MIDWESTERN UNITED LIFE INSURANCE
                                       COMPANY
                                       Principal Amount of Notes: $2,000,000

                                       PEERLESS INSURANCE COMPANY
                                       Principal Amount of Notes: $2,000,000

                                       SECURITY LIFE OF DENVER INSURANCE
                                       COMPANY
                                       Principal Amount of Notes: $4,000,000

                                       By: ING Investment Management, Inc.,
                                           its Agent




                                       By: /s/ Fred C. Smith
                                       ___________________________________
                                       Fred C. Smith
                                       Senior Vice President & Managing Director









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                                       GENERAL AMERICAN LIFE INSURANCE
                                        COMPANY

                                       By: Conning Asset Management Company



                                       By: /s/ Douglas R. Koester
                                          ________________________________
                                          Name: Douglas R. Koester
                                          Title: Senior Vice President
                                          Principal Amount of Notes: $5,000,000









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                                       JEFFERSON-PILOT LIFE INSURANCE
                                        COMPANY



                                       By: /s/ Janich E. McDonald
                                          ________________________________
                                          Name:
                                          Title:
                                          Principal Amount of Notes: $6,000,000









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                                       PACIFIC MUTUAL LIFE INSURANCE
                                        COMPANY




                                       By: /s/ William R. Schmidt
                                          ________________________________
                                          Name: William R. Schmidt
                                          Title: Assistant Vice President
                                          Principal Amount of Notes: $6,000,000










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                                       PRINCIPAL MUTUAL LIFE INSURANCE
                                        COMPANY




                                       By: /s/ Clint Woods
                                          ________________________________
                                          Name: Clint Woods
                                          Title: Counsel
                                          Principal Amount of Notes: $13,000,000










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                                       TRUSTEE:

                                       THE BANK OF NEW YORK,
                                       not in its individual capacity
                                       but solely as Trustee




                                       By: /s/ Mark G. Walsh
                                          ________________________________
                                          Name: Mark G. Walsh
                                          Title: Assistant Vice President










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The foregoing Consent, Waiver
and Acceptance is hereby accepted
as of the date first written:

NATIONAL PROPANE, L.P.



By:  National Propane Corporation,
     its managing general partner




By:   [signature]
   ____________________________________
   Name:
   Title: